ACQUISITION OF COLOEAST BANKSHARES, INC. March 7, 2016 Exhibit 99.2

DISCLAIMER
FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,”
“could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:  the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, ColoEast Bankshares’ business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all; our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets;
inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, and other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company;  the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the
“Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-
Frank Act.
While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to
place undue reliance on such statements.   Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26,
2016.
Unless otherwise referenced, all data presented is as of 12/31/2015.

TRANSACTION SUMMARY
•
Structure
–
Transaction value $69-$70 million, depending on NPA levels
–
100% cash consideration
–
$11.9 million of TruPS
to be assumed by Triumph, $19.6 million of other
debt, preferred and accrued obligations to be retired at or before closing
(details on p.9)
•
Closing conditions
–
Minimum $60.5 million common equity less preferred dividends
–
Maximum $9.3 million NPAs (nonaccrual + OREO)
–
ColoEast
shareholder approval, customary regulatory approvals
•
Expected timeline
–
Target close Q3 2016; intent is to merge banks at close
–
Target core system conversion in Q4 2016

TRANSACTION RATIONALE
•
Execution on our strategy
–
Deploys excess capital to expand community banking platform and support future commercial finance growth
•
Consistent with our criteria
–
An attractive deposit franchise for a reasonable price
–
Projected to be accretive to earnings, < 3.5 year recovery of TBV dilution
•
Substantial growth potential
–
Attractive Colorado markets along northern and southern Front Range
–
Revenue synergies from implementing our operating model
–
Additional regional base for M&A activity
•
We’ve done this before
–
Leverages our experience integrating and managing an out-of-market community bank franchise

CONSISTENT WITH OUR CRITERIA
•
Meaningful size
–
$759 million in assets with potential for growth
•
Strong deposit franchise
–
30 bps cost of deposits, 68% deposits trans/MMDA/savings (ex time)
•
Significant funding capacity
–
68% loan to deposit ratio
•
Opportunity to capture substantial efficiencies
–
$2.5 million OREO expenses rolling off, $5 million projected synergies
•
Reasonably priced
1
–
1.30x TBV at YE 2015, 31.6x 2015 earnings
–
1.40x TBV less preferred dividends
2
at YE 2015, 16.1x run rate earnings
3
–
~ 26% accretive to 2017E earnings
4
, < 3.5 year recovery of TBV dilution
(1)
Assumes
consideration
of
$69
million
based
on
maximum
NPAs
of
$9.3
million
at
close
(2)
Unpaid
dividends
on
TARP
preferred
of
$3.8
million
are
not
recorded
on
GAAP
balance
sheet
(3)
Annualized consolidated net income of $4.280 million based on $970k in Q3 2015 and $1.169 million in Q4 2015
(4)
Projected accretion based on median analyst EPS estimates per SNL

OVERVIEW OF COLOEAST
BANKSHARES, INC.
•
Based in Lamar, Colorado; 16 branches, 1 LPO in Colorado,
2 branches in western Kansas
•
$759 million in assets, $453 million in loans yielding 5.6%
•
$664 million in deposits with cost of 30 bps
•
$15 million (2.0% assets) in NPAs (nonaccrual + OREO),
projected $9.3 million or less at close
•
Resumed loan growth and enhanced profitability in last 2
quarters of 2015
•
Holding company’s written enforcement action with Federal
Reserve terminated February 29

PAGE 7 OVERVIEW OF COLOEAST BANKSHARES, INC.

PRICING AND FINANCIAL IMPACT
•
Valuation multiples
1
–
1.30x current TBV at YE 2015
–
1.40x current TBV at YE 2015 less preferred dividends
2
–
31.6x 2015 earnings (includes $2.5 million OREO expenses rolling off)
–
16.1x run rate earnings (Q3-Q4 2015 annualized)
3
•
Projected earnings accretion
4
–
2016: $0.10 / share or 9.7% (cost synergies ~20% phased in)
–
2017: $0.35 / share or 26.1% (cost synergies ~95% phased in)
•
TBV dilution
–
Approximately (10.5)% with < 3.5 year earn back (crossover method)
•
Projected pro forma capitalization
–
9% TCE / TA at close
–
Pro forma capital ratios to remain well capitalized
(1)
Assumes consideration of $69 million based on maximum NPAs of $9.3 million at close
(2)
Unpaid dividends on TARP preferred of $3.8 million are not recorded on GAAP balance sheet
(3)
Annualized
consolidated
net
income
of
$4.280
million
based
on
$970k
in
Q3
2015
and
$1.169
million
in
Q4
2015
(4)
Projected
accretion
based
on
median
analyst
EPS
estimates
per
SNL

TRANSACTION ASSUMPTIONS
•
Holding company obligations as of 12/31/15
–
Preferred (TARP):  $10.5 million principal plus $3.8 million in unpaid dividends to be retired
–
TruPS:  $11.9 million principal to be assumed, $1.1 million in accrued interest to be paid current if in deferral at closing
–
Subordinated debentures:  $2.8 million principal to be retired, $0.4 million in accrued interest to be paid current if in deferral at closing
–
Senior debt:  $880,000 principal plus $36,000 interest to be retired
•
Projected fair value marks
–
~ 3% on loans + OREO (gross of ALLL)
•
Projected cost savings
–
$2.5 million OREO losses & expenses incurred in 2015 rolling off
–
$5.0 million additional synergies phased in over 4 quarters
•
Revenue synergies (loans, deposits & fees) not modeled

PRO FORMA DEPOSIT COMPOSITION
ColoEast
Triumph
Pro Forma
Triumph
ColoEast
Pro Forma
($ in 000s)
NIB Demand
168,264
$
13.5%
172,705
$
26.0%
340,969
$
17.8%
Interest Bearing Demand
238,833

19.1%
88,776

13.4%
327,609

17.1%
MMDA & Savings
186,973

15.0%
188,774

28.4%
375,747

19.6%
IRAs
60,971

4.9%
8,101

1.2%
69,072

3.6%
Time Deposits
593,909

47.6%
205,640

31.0%
799,549

41.8%
     Total Deposits
1,248,950
$
663,996
$
1,912,946
$
Cost of Interest Bearing Deposits
0.67%
0.40%
0.58%
Cost of Funds
0.64%
0.30%
0.52%
NIB Demand
Interest
Bearing
Demand
MMDA &
Savings
IRAs
Time
Deposits
NIB Demand
Interest
Bearing
Demand
MMDA &
Savings
IRAs
Time
Deposits
NIB Demand
Interest
Bearing
Demand
MMDA &
Savings
IRAs
Time
Deposits
(1)
Source: SNL as of 12/31/15

PRO FORMA LOAN COMPOSITION
ColoEast
Triumph
Pro Forma
Triumph
ColoEast
Pro Forma
($ in 000s)
Factoring
215,088
$
16.6%
-
$
0.0%
215,088
$
12.3%
RE Constr & Land Dev
43,876

3.4%
66,913

14.8%
110,789

6.3%
RE Farmland
33,573

2.6%
103,008

22.7%
136,581

7.8%
RE 1-4 Family
78,244

6.1%
37,324

8.2%
115,568

6.6%
RE Comm'l Real Estate
291,819

22.6%
92,225

20.3%
384,044

22.0%
Comm'l & Industrial
495,356

38.3%
145,318

32.1%
640,674

36.7%
Consumer
13,050

1.0%
6,824

1.5%
19,874

1.1%
Other Loans & Leases
120,879

9.4%
1,676

0.4%
122,555

7.0%
     Total Loans & Leases
1,291,885
$
453,288
$
1,745,173
$
Loan Yield
8.62%
5.55%
7.75%
Net Interest Margin
6.49%
3.71%
5.58%
RE Constr
& Land Dev
RE
Farmland
RE 1-4
Family
RE Comm'l
Real Estate
Comm'l &
Industrial
Consumer
Other
Loans &
Leases
Commercial
Finance
520,985
40%
Community
Banking
770,900
60%
Commercial
Finance
520,985
30%
Community
Banking
1,224,188
70%
(1)
Source: SNL as of 12/31/15